MONEYGRAM INTERNATIONAL, INC. SUPPLEMENTAL PENSION PLAN

Amended and Restated May 9, 2006

TABLE OF CONTENTS

Article 1. Purpose

Article 2. Definitions

Article 3. Participation

Article 4. Funding

Article 5. Categories of Benefit Payments to Eligible Employees

Article 6. Retirement Benefits

Article 7. Final Average Earnings

Article 8. Time and Form of Payment

Article 9. Listing of Eligible Employees

Article 10. Survivor’s Benefit

Article 11. Vesting

Article 12. Non-Compete and Forfeiture Provisions

Article 13. Change of Control

Article 14. Administration, Modification, and Termination of the Plan

Article 15. Tax Withholding

Article 16. Miscellaneous

Article 17. Applicable Law

Schedule A.

1.	General Rules

2.	Schedule A Benefit

3.	Special Benefit

4.	Reduction in Monthly Amount for Commencement Before Age 65

Exhibit A.

Schedule E.

1.	Restoration Benefits

Exhibit E.

Schedule F.

1.	General Rules

2.	Post-1997 Benefit

3.	Pre-1998 Benefit

4.	Reduction in Monthly Amount for Commencement Before Age 65

Exhibit F.

MONEYGRAM INTERNATIONAL, INC. SUPPLEMENTAL PENSION PLAN

Amended and Restated May 9, 2006

Article 1. Purpose

By adoption of this Plan document, the Company hereby amends and restates the Plan to comply with Internal Revenue Code § 409A, effective May 9, 2006.

The purpose of the MoneyGram Supplemental Pension Plan (formerly known as the “Travelers Express Company, Inc. Supplemental Pension Plan” and hereinafter referred to as the “Plan”) is to provide deferred compensation to Eligible Employees (as defined in Article 3) on and after January 1, 1994. Eligible Employees and former Eligible Employees who terminated employment prior to January 1, 1994 remain subject to the terms of the prior plan in which they participated at the time of their termination, but any benefits remaining to be paid under the prior plan shall be paid from this Plan. It is the intention of MoneyGram International, Inc. (the “Company”) that Eligible Employees are those employees designated by the Board of Directors of the Company pursuant to Article 3, from a select group of management or highly-compensated employees of the Company, or any of its subsidiaries or affiliates (“Subsidiaries”) and that the Plan continue to be eligible for exemptions under Parts 1, 2, 3 and 4 of Title I of ERISA and U.S. Department of Labor regulations. It also is the intention of the Company that the Plan be unfunded, that any Eligible Employee’s rights under the Plan are those of a general creditor only, and that there be no elections with respect to any benefits under the Plan by Eligible Employees. Subject to rights and benefits expressly fixed by the terms hereof, the Company also intends that the Plan may be amended or terminated and that benefits may be reduced or eliminated as the Board of Directors of the Company determines from time to time and that individuals’ rights may be altered.

Article 2. Definitions

Whenever used in this Plan, the following words and phrases shall have the respective meanings stated below unless a different meaning is expressly provided or is plainly required by the context. Capitalized terms not defined in this Article, but defined in the MoneyGram Pension Plan (the “Pension Plan”), shall have the respective meanings ascribed to them in the Pension Plan. Capitalized terms applicable to a specific Schedule of Benefits, and not defined in this Article or the Pension Plan, are defined in the applicable Schedule of Benefits.

(a)	“Committee” means the committee, if any, appointed by the Company, in its sole discretion, to carry out some or all of the administrative activities necessary or advisable for the proper administration of the Plan. If the Company does not appoint, or has not appointed, such a committee, references to the Committee shall be interpreted to mean the Company or its authorized delegate.

(b)	“Covered Compensation” means the average (without indexing) of the Eligible Employee’s taxable wage bases in effect for each calendar year during the 35-year period ending with the calendar year in which the Eligible Employee attains or will attain Social Security retirement age, as determined under Internal Revenue Code §415(b)(8). In determining an Eligible Employee’s Covered Compensation for any calendar year, the taxable wage base for the current and any subsequent calendar year is assumed to be the same as the taxable wage base in effect as of the beginning of the calendar year for which the determination is being made. An Eligible Employee’s Covered Compensation for a calendar year after the 35-year period is equal to his or her Covered Compensation for the calendar year in which the Eligible Employee attained Social Security retirement age. An Eligible Employee’s Covered Compensation for a calendar year before the 35-year period is the taxable wage base in effect as of the beginning of the calendar year. Covered Compensation is automatically adjusted at the beginning of each calendar year.

(c)	“Credited Service” means the period or periods of employment (including employment prior to becoming a Participant under this Plan) that is not excluded from Credited Service under the Pension Plan. However, as provided under the Predecessor Plan Document, Credited Service shall not include:

(1)	Periods of employment prior to 1970 during which the Eligible Employee did not make required contributions under the predecessor to the Pension Plan;

(2)	Periods of employment prior to May 1, 1989 with Republic Money Order, Inc.; or

(3)	Periods of employment prior to January 1, 1983 with Trav/Act Systems, Inc.

Notwithstanding the foregoing, with respect to benefits under Schedules A and F, Credited Service shall continue to be counted under this Plan with respect to Service on and after January 1, 2001 under the same terms and conditions as applied immediately before 2001, even though Credited Service under the Pension Plan does not include any Service after December 31, 2000. With respect to Restoration Benefits provided under Schedule E, Credited Service shall only be counted through December 31, 2003. In no event, however, shall more than thirty (30) years of Credited Service be taken into account for any Eligible Employee under this Plan.

(d)	“Eligible Employee” means each employee of the Company or a Subsidiary designated pursuant to Article 3 and the applicable Schedule of Benefits as eligible to participate in that Schedule of Benefits. Employees covered by a particular Schedule of Benefits shall be listed in the corresponding Exhibit carrying the same letter designation.

(e)	“Exhibit” means the listing of Eligible Employees covered by the Schedule of Benefits with the same letter designation as further described in Article 3 and Article 9.

(f)	“Final Average Earnings” means the earnings used to determine benefits under this Plan as further described in Article 7.

(g)	“MIPs” means bonuses awarded under the Management Incentive Plan, or its predecessor or successor plan, as well as bonuses awarded as a special recognition award, special achievement award, spot award or, as determined by the Committee, pursuant to any other similar bonus program.

(h)	“Pension Plan” means the MoneyGram Pension Plan, as amended.

(i)	“Plan” means this MoneyGram Supplemental Pension Plan, as amended.

(j)	“Primary Social Security Benefit” means the annual amount available to the Eligible Employee at age 65 (or at the time of his or her separation from service, if later), as determined without regard to any increase in the wage base or benefit levels after the determination date under the provisions of Title II of the Social Security Act in effect at the Eligible Employee’s termination of employment, and assuming no future earnings between the Eligible Employee’s termination of employment and his or her 65th birthday.

(k)	“Schedule of Benefits” means each schedule attached hereto and made a part of this Plan providing for benefits to Eligible Employees listed in the corresponding Exhibit carrying the same letter designation.

(l)	“Subsidiary” means any subsidiary or affiliate of the Company.

Article 3. Participation

An employee of the Company (or any of its Subsidiaries) may become eligible to participate in the Plan (an “Eligible Employee”) when approved by the Board of Directors of the Company. An employee of the Company (or any of its Subsidiaries), who is determined to be entitled to benefits solely under Schedule E, shall be deemed to have been designated an Eligible Employee (under that Schedule) by the Board of Directors of the Company. A list of Eligible Employees with respect to each Schedule of Benefits is correspondingly denominated and attached as an Exhibit to the Plan and each such Exhibit shall be periodically updated.

Article 4. Funding

No fund shall be established to provide for the payment of benefits under the Plan. No trust, other than one which will not cause the Plan to be “funded” under current Internal Revenue Service and U.S. Department of Labor regulations and rulings, shall be created. Any rights of an Eligible Employee or any other person claiming by or through him or her shall be those of a general creditor of the Company only. The Company may create book reserves or take such other steps as it deems appropriate to provide for its expected liabilities under the Plan. Any funds, and the proceeds therefrom, utilized by the Company to provide for its expected liabilities under the Plan shall remain the unrestricted assets of the Company.

Article 5. Categories of Benefit Payments to Eligible Employees

Benefits shall be payable by the Company in accordance with the terms and conditions of the Plan and as described in each Schedule of Benefits to the Eligible Employees described in each such Schedule of Benefits and its corresponding Exhibit.

Article 6. Retirement Benefits

Except as otherwise expressly provided in Article 13, the Plan shall commence payments to an Eligible Employee at the time such Eligible Employee becomes eligible for such benefits under Article 8. Unless otherwise expressly stated in a Schedule of Benefits, such monthly payments shall be equal to the amount by which the monthly pension benefit payable to the Eligible Employee from the Pension Plan is less than the aggregate amount(s) determined under the applicable Schedule(s) of Benefits. In making this determination, the amount from the Pension Plan shall be determined prior to the election of any payment options (such as joint and survivor elections). In addition, when benefits under the Pension Plan are not available immediately on account of early retirement eligibility provisions, then, for the purposes of the Plan, such benefits shall be taken into account as though payable immediately on an actuarially equivalent basis, as reasonably determined by the Committee in its sole discretion. Similarly, for purposes of determining monthly amounts payable from this Plan, if an Eligible Employee commenced or received a distribution of benefits from the Pension Plan before benefits are payable under this Plan, such distributed benefits shall be taken into account for purposes of this paragraph as though they had not been previously distributed, adjusted on an actuarially equivalent basis, using the factors in effect under the Pension Plan for adjusting payment forms when the benefits commenced or were paid.

Article 7. Final Average Earnings

(a)	General Rules. Final Average Earnings means, except as further modified by subsection (b), the five-year average of the Eligible Employee’s last 60 months of base salary, sales commissions and overtime plus fifty percent (50%) of the MIPs earned and paid from the Company and its Subsidiaries during that period. If the Eligible Employee’s period of employment with the Company and its Subsidiaries is less than 60 months, the number of actual months of the Eligible Employee’s period of employment with the Company and its Subsidiaries shall be used to determine Final Average Earnings. Notwithstanding the foregoing, if the Eligible Employee received salary for less than 15 days in a calendar month, the salary and overtime for that month shall not count and that month shall not count among the months to be averaged in determining Final Average Earnings. For purposes of determining Final Average Earnings of a Disabled Participant (as defined in the Pension Plan), the Eligible Employee’s base salary, sales commissions and overtime plus fifty percent (50%) of the MIPs paid from the Company and its Subsidiaries during the 12-month period preceding the date that the individual became a Disabled Participant shall be deemed to continue during the period for which the Disabled Participant continues to be credited with Service under the Pension Plan. Final Average Earnings shall be determined under this Plan without regard to any limitations under Internal Revenue Code §401(a)(17) on the amount of annual compensation that may be taken into account under qualified plans.

(b)	Special Adjustments. Notwithstanding the foregoing, the following additional rules shall apply in determining Final Average Earnings under the Schedules specified:

(1)	For an Eligible Employee covered by Schedule E, Final Average Earnings shall include MIPs that would otherwise be included but for the fact the bonus was deferred. Any deferrals included in Final Average Earnings shall only be counted once in calculating such Final Average Earnings.

(2)	For an Eligible Employee covered by Schedule F, Final Average Earnings at December 31, 1997 used to determine the Pre-1998 Benefit is the highest five (5) consecutive calendar year average over the last ten (10) consecutive calendar years through 1997 of the Eligible Employee’s base salary (and no sales commissions, overtime or MIPs). If the Eligible Employee’s period of employment is less than 60 months as of December 31, 1997, the number of actual months of the Eligible Employee’s period of employment with the Company and its Subsidiaries through 1997 shall be used to determine Final Average Earnings at December 31, 1997.

Article 8. Time and Form of Payment

(a)	Time of Payment. Other than with respect to the grandfathered benefits described in paragraph (c) below, the Plan shall commence payment to an Eligible Employee as soon as administratively practicable following the later of: (i) the date such Eligible Employee has attained the age of fifty five (55); or (ii) the date such Eligible Employee has actually incurred a separation from service with the Company and all Related Companies, subject, however, to the following.

(1)	Six-Month Delay for Key Employees. Where payment under this Section 7(a) is made to any “key employee” (as defined under section 409A of the Code) on account of separation from service, such payment shall commence no earlier than six (6) months following separation from service (or upon the death of the employee, if earlier) if required to comply with section 409A of the Code. Upon commencement of payment, the Eligible Employee shall receive a lump sum “catch-up” payment equal to the cumulative payments missed on account of the six-month delay.

(2)	Change of Control Benefit. Upon a Change of Control and with respect to only the Chief Executive Officer of the Company, the provisions of Article 13 shall apply.

(b)	Optional Forms. Other than with respect to the grandfathered benefits described in paragraph (c) below, if any pension benefit is payable to an Eligible Employee from the Pension Plan, and an optional form of payment is elected under that Pension Plan, then a similar election will be deemed made under the Plan, subject, however, to the following:

(1)	Life Annuities Only. The only optional forms of pension benefit available under this Plan shall be any form of life annuity available under the Pension Plan. For this purpose, the term life annuity means a series of substantially equal periodic payments, payable not less frequently than annually, for the life (or life expectancy) of the Eligible Employee and the Eligible Employee’s designated beneficiary. The optional forms of life annuity shall be actuarially equivalent, applying actuarial assumptions under the Pension Plan.

(2)	Change of Control Benefit. Upon a Change of Control and with respect to only the Chief Executive Officer of the Company, the provisions of Article 13 shall apply.

(c)	409A Grandfathered Benefits. Notwithstanding the foregoing, the following special rules shall apply with respect to the following benefits grandfathered under Section 409A of the Code:

(1)	Pre-2004 Cash Accumulation Benefit under Schedule E. The Eligible Employee’s frozen Restoration Benefit payable under Schedule E, if any, that is solely attributable to Service (as defined in the Pension Plan) after December 31, 2000 and prior to January 1, 2004, shall be paid under the terms of the Plan as in effect on October 3, 2004.

(2)	Pre-2005 Vested Terminated Participants. The vested pension benefit of any Eligible Employee who separated from service with the Employer and all Related Companies on or before December 31, 2004 that is solely attributable to Service (as defined in the Pension Plan) prior to January 1, 2005 shall be paid under the terms of the Plan as in effect on October 3, 2004.

Article 9. Listing of Eligible Employees

A listing of Eligible Employees shall be maintained in the form of the Exhibits to the Plan. Error! Reference source not found. shall contain those covered under Schedule A, Error! Reference source not found.E shall contain those covered under Schedule FE, and Error! Reference source not found. shall contain those covered under Schedule F. If an employee is incorrectly included or excluded from an Exhibit, actual entitlement to participation and benefits under the Plan shall be reasonably determined by the Committee in its sole discretion.

Article 10. Survivor’s Benefit

(a)	Eligibility. If while covered by this Plan, for purposes other than a terminated vested benefit, an Eligible Employee dies before benefits have commenced and if on the date of his or her death such Eligible Employee:

(1)	Has 5 or more years of service; or

(2)	Was 55 years of age or older;

then his or her Eligible Spouse (if any), as defined in the Pension Plan, shall be entitled to a survivor’s benefit.

(b)	Amount. This survivor’s benefit shall be calculated by assuming that the Eligible Employee:

(1)	Was 55 years of age (or his actual age if older) on the date of death;

(2)	Retired on the first day of the month following his or her death; and

(3)	Elected a Single Life Annuity.

The Eligible Spouse will be entitled to receive 1/2 of this benefit which shall be further reduced by 1/6 of 1% for each month the Eligible Spouse is more than 60 months younger than the Eligible Employee.

The survivor’s benefit under this Article 10 shall be reduced by any spousal survivor’s benefit payable from the Pension Plan when such benefit becomes payable, as reasonably determined by the Committee in its sole discretion.

Article 11. Vesting

In addition to all the terms and conditions of the Plan, no Eligible Employee or beneficiary shall be entitled to a benefit under the Plan unless such Eligible Employee has either become fully vested in the Eligible Employee’s pension benefit under the Pension Plan, if any, or accumulated five (5) years of Credited Service with the Company and Related Companies taken as a whole, ignoring breaks in service.

Article 12. Non-Compete and Forfeiture Provisions

Notwithstanding any other provision in this Plan to the contrary, from and after January 1, 2000, an Eligible Employee’s right to receive a benefit or future benefits under this Plan shall be governed by the following provisions:

(a)	The right shall be conditioned upon certification by the Eligible Employee prior to their receipt of any future benefits under this Plan that the Eligible Employee has read and understands the non-compete and forfeiture provisions set forth in this Article 12, and that the Eligible Employee has no intent to engage in any activity or provide any services which are contrary to the spirit and intent of these provisions. The Eligible Employee’s failure to so certify shall not constitute a waiver on the part of the Company as to the enforceability of these provisions under Article 12.

(b)	In order to better protect the goodwill of the Company and its Subsidiaries and to prevent the disclosure of the Company’s or its Subsidiaries’ trade secrets and confidential information and thereby help insure the long-term success of the business, the Eligible Employee, without prior written consent of the Company, will not engage in any activity or provide any services, whether as a director, manager, supervisor, employee, adviser, agent, consultant, owner of more than five (5) percent of any enterprise or otherwise, for a period of two (2) years following the date of the Eligible Employee’s termination of employment with the Company, or its Subsidiaries, in connection with the manufacture, development, advertising, promotion, design, or sale or any other activity in furtherance of any business enterprise, service or product which is the same as or similar to or competitive with or in any way adverse to any services or products or other activities of the Company or its Subsidiaries (including both existing services or products as well as services or products known to the Eligible Employee, as a consequence of the Eligible Employee’s employment with the Company or one of its Subsidiaries, to be in development):

(1)	With respect to which the Eligible Employee’s work has been directly concerned at any time preceding termination of employment with the Company or any of its Subsidiaries, or

(2)	With respect to which during that period of time the Eligible Employee, as a consequence of the Eligible Employee’s job performance and duties, acquired knowledge of the trade secrets or other confidential information of the Company or its Subsidiaries.

For purposes of this Article 12, it shall be conclusively presumed that the Eligible Employee has knowledge of information he or she was directly exposed to through actual receipt or review of memoranda or documents containing such information, or through actual attendance at meetings at which such information was discussed or disclosed.

(c)	If, at any time during the two (2) year period after the Eligible Employee’s termination of employment from the Company or any of its Subsidiaries, the Eligible Employee engages in any conduct described in subsection (b) above, then the amount of any payments made to the Eligible Employee from the Plan during that period (without regard to tax effects) shall be paid by the Eligible Employee to the Company. The Eligible Employee consents to the deduction from any amounts the Company or any of its Subsidiaries owes the Eligible Employee from time to time to the extent of the amount the Eligible Employee owes the Company hereunder.

Article 13. Change of Control

Upon a Change of Control and with respect to only the Chief Executive Officer of the Company, the provisions of this paragraph shall apply and override any contrary provisions of this Plan or any Schedule. For purposes of this Article 13, “Change of Control” shall have the meaning specified in Section 3(a) of the Trust Agreement for the Viad Corp Executives’ Deferred Compensation and Benefit Security Trust.

(a)	Full Vesting. Upon a Change of Control, all Plan benefits of the Chief Executive Officer of the Company as of the date of the Change of Control shall be fully vested; provided, however, that such immediate vesting shall not be made if an acquiring entity has a credit rating from Standard & Poor Corporation on its longer term unsecured debt obligations of single “A” or better.

(b)	Payment of Grandfathered Plan Benefits. Upon a Change of Control, the Chief Executive’s “grandfathered” Plan benefits shall be immediately determined and paid to the Chief Executive Officer in an actuarial equivalent single sum as soon as practicable following the Change of Control; provided, however, that such immediate payment shall not be made if an acquiring entity has a credit rating from Standard & Poor Corporation on its longer term unsecured debt obligations of single “A” or better. For this purpose, “grandfathered” Plan benefits means the present value, as of December 31, 2004, of the amount of Plan benefits to which the Chief Executive Officer would have been entitled under this Plan if the Chief Executive Officer voluntarily terminated services on December 31, 2004, and received a payment of the benefits with the maximum value available from this Plan on the earliest possible date allowed under the Plan. The grandfathered Plan benefits may increase to equal the present value of the benefits the Chief Executive Officer actually becomes entitled to, determined under the terms of the Plan as in effect on October 3, 2004, without regard to any further services rendered by the Chief Executive after December 31, 2004, or any other events affecting the amount of or entitlement to benefits.

(c)	Payment of Non-Grandfathered Plan Benefits. Upon a Change of Control, the Chief Executive’s non-grandfathered Plan benefits shall be paid to the Chief Executive Officer in an actuarial equivalent single lump sum upon separation from service if the Chief Executive Officer separates from service within thirty six (36) months following the Change of Control; provided, however, that such immediate lump sum payment shall not be made if an acquiring entity has a credit rating from Standard & Poor Corporation on its longer term unsecured debt obligations of single “A” or better. In addition, if the Chief Executive Officer is a “key employee” (as defined under section 409A of the Code), such payment shall be made no earlier than six (6) months following separation from service (or upon the death of the employee, if earlier) if required to comply with section 409A of the Code.

(d) Actuarially Equivalent. The determination of “actuarially equivalent” shall be made in accordance with the interest and mortality assumptions applicable to annuity-to-lump sum conversions under the Pension Plan.

Article 14. Administration, Modification, and

Termination of the Plan

The Board of Directors of the Company may terminate the Plan or any Schedule of Benefits at any time. Any amounts vested under the Plan prior to any such termination shall continue to be subject to the terms and conditions in effect under the Plan when the Plan is terminated. The Plan may be amended at any time or from time to time by the Board of Directors of the Company; provided, however, that no amendment shall have the effect of retroactively reducing benefits earned up to the date that the amendment is adopted. The Company shall have full power and authority to interpret and administer the Plan, to promulgate rules of Plan administration, to adopt a claims procedure, to conclusively settle any disputes as to rights or benefits arising from the Plan, and to make such decisions or take such actions as the Company, in its sole discretion, reasonably deems necessary or advisable to aid in the proper administration and maintenance of the Plan.

Article 15. Tax Withholding

Any federal, state or local taxes, including FICA tax amounts, required by law to be withheld with respect to benefits earned and vested under this Plan or any other compensation arrangement may be withheld from the Eligible Employee’s benefit, salary, wages or other amounts paid by the Company and reasonably available for withholding. Prior to making or authorizing any benefit payment under this Plan, the Company may require such documents from any taxing authority, or may require such indemnities or a surety bond from any Eligible Employee or beneficiary, as the Company shall reasonably consider necessary for its protection.

Article 16. Miscellaneous

The Plan, and any determination made by the Committee or the Company in connection therewith, shall be binding upon each Eligible Employee, his or her beneficiary or beneficiaries, heirs, executors, administrators, successors and assigns. Notwithstanding the foregoing sentence, no benefit under the Plan may be sold, assigned, transferred, conveyed, hypothecated, encumbered, anticipated or otherwise disposed of, and any attempt to do so shall be void. No such benefit payment shall be, prior to actual receipt thereof by the Eligible Employee, or his or her beneficiary or beneficiaries, as the case may be, in any manner subject to the debts, contracts, liabilities or engagements of such Eligible Employee or beneficiary(ies). The Plan shall not constitute, nor be deemed to constitute, a contract of employment between the Company (or any Related Company) and any Eligible Employee, nor shall any provision hereof restrict the right of the Company (or any Related Company) to discharge any Eligible Employee from his or her employment, with or without cause. If any particular provision of this Plan shall be found to be illegal or unenforceable, such provision shall not affect any other provision, but this Plan shall be construed in all respects as if such invalid provision were omitted.

Article 17. Applicable Law

This Plan shall be construed in accordance with and governed by the laws of the State of Minnesota to the extent not superseded by the laws of the United States of America.

By

Its

Date

Schedule A.

1. General Rules
Benefits may be payable under this Schedule of Benefits in respect of persons employed by the Company or any of its Subsidiaries who are selected by the Board of Directors for inclusion under this Schedule of Benefits. The annual amount used under this Schedule of Benefits to determine the monthly benefit (one-twelfth of the annual amount) payable to any Eligible Employee as of his or her 65th birthdate under Article 6 is the Schedule A Benefit.

2. Schedule A Benefit
For purposes of this Schedule A, the Schedule A Benefit is the product of (a) and (b) less the product of (b) and (c), plus the Special Benefit, if any, described in section 3, where:

(a)	Is 2% of the Eligible Employee’s Final Average Earnings.

(b)	Is the Eligible Employee’s Credited Service, not to exceed 25 years.

(c)	Is 2% of the Eligible Employee’s Primary Social Security Benefit.

3. Special Benefit
For purposes of determining the Schedule A Benefit, an Eligible Employee who has 25 or more years of Credited Service shall receive the Special Benefit described in this section. The Special Benefit is the product of the Eligible Employee’s Final Average Earnings times 0.5% for each of the Eligible Employee’s additional full years of Credited Service after 25 years and up to 30 years. In no event shall the Special Benefit exceed 2.5% of the Eligible Employee’s Final Average Earnings.

4. Reduction in Monthly Amount for Commencement Before Age 65
The monthly amount determined under this Schedule of Benefits shall be subject to a reduction of one-third (1/3) of one percent for each of the first thirty-six (36) months that benefit commencement precedes his or her 65th birthday and of five-twelfths (5/12) of one percent for each additional month (over 36) that benefit commencement precedes his or her 65th birthday. In no event, however, may an Eligible Employee commence benefits prior to his or her 55th birthday. Notwithstanding the foregoing:

(a)	if the Eligible Employee has 30 or more full years of Credited Service and benefits under this Plan commence on or after the Eligible Employee’s 60th birthday, there shall be no reduction; and

(b)	in the case of the Chief Executive Officer only, if the Chief Executive Officer has 25 or more years of Credited Service and benefits under this Plan commence on or after the Chief Executive Officer’s 60th birthday, there shall be no reduction.

Eligible Employees under this Schedule are listed on Exhibit A to this Plan and has been intentionally omitted.

Schedule E.

1. Restoration Benefits
Through December 31, 2003, the Eligible Employees identified on Exhibit E were eligible for a Restoration Benefit under this Schedule E (as determined under the terms of the prior Plan statement) because their benefits under the Pension Plan were limited by Internal Revenue Code §401(a)(17) or §415. Effective January 1, 2004, the Company permanently discontinued benefit accruals under the Pension Plan, and thereby indirectly discontinued accruals of Restoration Benefits under this Plan (other than interest credits determined without regard to any further services rendered by the Eligible Employees). Notwithstanding any Plan provision to the contrary, the Restoration Benefit with respect to any Eligible Employee identified on Exhibit E shall be paid in the same payment form as the Eligible Employee elected to receive his or her Cash Accumulation Benefit under the Pension Plan.

Eligible Employees under this Schedule are listed on Exhibit E to this Plan and has been intentionally omitted.

Schedule F.

1. General Rules
Benefits may be payable under this Schedule of Benefits in respect of persons employed by the Company or any of its Subsidiaries who are selected by the Board of Directors of the Company. The annual amount used under this Schedule of Benefits to determine the monthly benefit (one-twelfth of the annual amount) payable to an Eligible Employee as of his or her 65th birthdate under Article 6 is the sum of the Eligible Employee’s Post-1997 Benefit and the Eligible Employee’s Pre-1998 Benefit.

2. Post-1997 Benefit
For purposes of this Schedule F, the Post-1997 Benefit is the sum of (a) and (b), multiplied by the Eligible Employee’s Credited Service for periods after 1997, where:

(a)	Is 1.15 percent of the Eligible Employee’s Final Average Earnings up to Covered Compensation.

(b)	Is 1.70 percent of the excess, if any, of the Eligible Employee’s Final Average Earnings over Covered Compensation.

An Eligible Employee’s Credited Service under this section 2 shall be limited to 30 years minus any Credited Service taken into account for purposes of any calculation under section 3.

3. Pre-1998 Benefit
For purposes of this Schedule F, the Pre-1998 Benefit is the sum of (a) and (b), together multiplied by (c), where:

(a)	Is 1.10 percent of the Eligible Employee’s Final Average Earnings at December 31, 1997 up to Covered Compensation at December 31, 1997, multiplied by the Eligible Employee’s Credited Service for the period prior to December 31, 1997.

(b)	Is 1.70 percent of the excess, if any, of the Eligible Employee’s Final Average Earnings at December 31, 1997 over Covered Compensation at December 31, 1997, multiplied by the Eligible Employee’s Credited Service for the period prior to December 31, 1997.

(c)	Is a fraction (not less than one) whose numerator is the Eligible Employee’s Final Average Earnings at termination of employment and whose denominator is the Eligible Employee’s Final Average Earnings at December 31, 1997.

4. Reduction in Monthly Amount for Commencement Before Age 65
The monthly amount determined under this Schedule of Benefits shall be subject to a reduction of one-third (1/3) of one percent for each of the first thirty-six (36) months that benefit commencement precedes his or her 65th birthday and of five-twelfths (5/12) of one percent for each additional month (over 36) that benefit commencement precedes his or her 65th birthday. In no event, however, may an Eligible Employee commence benefits prior to his or her 55th birthday.

Eligible Employees under this Schedule F are listed on Exhibit F to this Plan and has been intentionally omitted.